UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement          [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          TANGIBLE ASSET GALLERIES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         TANGIBLE ASSET GALLERIES, INC.
                                  3444 Via Lido
                             Newport Beach, CA 92663

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 17, 2001


TO  OUR  SHAREHOLDERS:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Tangible Asset Galleries, Inc., to be held on Wednesday, January 17, 2001 at 10:00 A.M., Pacific Time, at the Company's corporate offices located at 3444 Via Lido, Newport Beach, California 92663, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.     To  adopt  the  Company's  2000  Omnibus  Stock  Option  Plan;

3. To ratify the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending December 30, 2000; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on December 4, 2000, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.



                                      By Order of the Board of Directors

                                      /s/ Silvano a. DiGenova

                                      Silvano A. DiGenova, Chairman of the Board



December 4, 2000
Newport Beach, California







ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                         TANGIBLE ASSET GALLERIES, INC.
                                  3444 Via Lido
                         Newport Beach, California 92663
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                               GENERAL INFORMATION

SOLICITATION,  VOTING  AND  REVOCABILITY  OF  PROXIES

The enclosed Proxy is solicited by the Board of Directors of Tangible Asset Galleries, Inc. (the "Company" or "Tangible) for use in connection with the Annual Meeting of Shareholders to be held at the Company's corporate offices located at 3444 Via Lido, Newport Beach, California 92663, on Wednesday, January 17, 2001 at 10:00 a.m., and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

1.     FOR  election  of  the  director  nominees  listed  below  (Proposal  1);

2. FOR the adoption of the Tangible Asset Galleries, Inc. 2000 Omnibus Stock Option Plan (Proposal 2); and

3. FOR the ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending December 31, 2000 (Proposal 3).

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about December 18, 2000. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

The only class of the Company's equity securities currently outstanding is its Common Stock. Shareholders of record at the close of business on December 4, 2000 are entitled to one vote for each share of Common Stock held by them. As of December 4, 2000, there were 18,755,298 shares of Common Stock outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve each proposal presented at the meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to the Bylaws of the Company, the Board of Directors consists of not less than one (1) nor more than seven (7) directors, and the number is presently fixed at five (5) members.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of Common Stock is entitled to one vote and, therefore, has a number of votes equal to the number of authorized directors. Proxies may not be voted for more than five (5) directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR" THE NOMINEES LISTED BELOW.

The nominees for election to the Board of Directors as selected by the Board of Directors of the Company are set forth below alphabetically:

     YVONNE  E.  WONG  CHESTER
     SILVANO  A.  DIGENOVA
     CARL  J.  FUSCO
     STEPHEN  J.  GEHRINGER
     MICHAEL  R.  HAYNES,  SR.

The biographies of nominees, including certain additional information, are set forth below:

YVONNE E. WONG CHESTER, 42, was appointed to the Company's Board of Directors on November 27, 2000. Ms. Chester has been an attorney specializing in corporate and securities law for the past eighteen years who, in October 2000, retired as a partner of the Los Angeles based firm of Troy & Gould. Ms. Chester has extensive experience in public offerings including her involvement in the offerings of America West Airlines and Mail Boxes Etc. Prior to joining Troy & Gould in 1986, Ms. Chester was an associate at Mitchell, Silberberg & Knupp, Los Angeles. From 1982 to 1985 Ms. Chester was an associate at Rifkind & Sterling, Incorporated, Los Angeles. Ms. Chester is the co-author of, Chapter 5, "Committees of the Board of Directors" in Advising and Defending Directors and Officers, California Continuing Education of the Bar (1998). Ms. Chester will be serving as a member of the Board of Trustees of the Foundation Fighting Blindness, Baltimore, Maryland effective February 2001. Ms. Chester holds a J.D. and a B.S. degree from the University of California, Berkeley.

SILVANO A. DIGENOVA, 38, is currently the Company's Chief Executive Officer and Chairman of the Company's Board of Directors. Mr. DiGenova founded Tangible Investments of America, what would later become the Company, in 1977. Mr. DiGenova is a recognized leader in the numismatic and fine arts field. In 1986, Mr. DiGenova helped form the Professional Coin Grading Service, the first widely accepted uniform grading system for rare coins. Mr. DiGenova has also worked with several very noted museums, institutions and world class auction houses, including the San Francisco Mint Museum, the Philadelphia International Coin Museum, Sotheby's, and Christie's, functioning as an agent on appraisals and private sales. Mr. DiGenova is on the Board of Directors of the Professional Numismatists Guild, a non-profit body overseeing coin and precious metal dealers. Mr. DiGenova is also on the Board of Directors of ICTA, which represents all tangibles and collectibles dealers in Washington, D.C. Mr.
DiGenova attended the Wharton School of Business at the University of Pennsylvania for four years. However, Mr. DiGenova left Wharton in his fourth year to develop TIA, the Company's predecessor and did not obtain a degree from Wharton.

CARL J. FUSCO, 56, was appointed to the Company's Board of Directors on November 27, 2000. Mr. Fusco is currently the general partner of National Recovery Limited Partnership ("NRLP"). NRLP, formed in 1992, invests in, and, manages performing and non-performing consumer finance and commercial loans. Mr. Fusco has over 25 years experience in the consumer finance industry. In 1991, Mr. Fusco was appointed the President and CEO of Yegen Associates, a nationwide multi-service finance company and remained in that role until the company was sold in 1992. In 1976, Mr. Fusco founded First New England Financial Corporation and Yacht Insurance Specialists. Mr. Fusco was President of First New England Financial Corporation, the largest originator of yachts loans until 1991. Yacht Insurance Specialist was sold in 1990. Mr. Fusco is an active member of National Marine Bankers Association having served on its board of directors and as its vice-president. Mr. Fusco is considered a leading expert on marine financing and has authored articles that have appeared in national marine publications. Mr. Fusco holds a B.S. degree from Sacred Heart University.

STEPHEN J. GEHRINGER, 48, was appointed to the Company's Board of Directors on November 20, 2000. Mr. Gehringer is currently the President of the Company's wholly owned subsidiary, Gehringer & Kellar, Inc. d/b/a Keystone Coin & Stamp Exchange ("Keystone"). Mr. Gehringer brings over 25 years of experience as a wholesaler and auctioneer of rare coins. Mr. Gehringer is a leading expert and collector of Pairpoint Puffy Lamps and other fine collectibles of the Art Nouveau period. Mr. Gehringer founded Keystone in 1980.

MICHAEL R. HAYNES, 49, is currently the Company 's President, Chief Operating Officer and Director. Mr. Haynes joined the Company on September 6, 2000. Mr. Haynes brings over 25 years of experience in business growth and development of fast growing companies including over 19 years experience in companies selling collectibles at auction, retail and wholesale in both public and private companies. Prior to joining the Company and commencing in January 2000, Mr. Haynes was President and Chief Operating Officer of Gavelnet.com, Inc. Prior to joining Gavelnet.com, Inc., Mr. Haynes was Executive Vice President and Chief Operating Officer of Emiliani Enterprises, Inc., a private held distribution company in consumer beauty products. In 1995, Mr. Haynes was Executive Vice President and Chief Operating Officer of Advanced Technological Solutions, Inc., a privately held company spun off from IBM. In 1993, Mr. Haynes was President and Chief Financial Officer of Greg Manning Auctions, Inc., a publicly held company in auctions, retail and wholesale of collectibles. He is one of the co-founders of The Industry Council for Tangible Assets, a Washington, D.C. trade association for dealers and auctioneers of tangible and collectible assets, and served on its board of directors from inception from inception for nine year. Mr. Haynes holds an MBA and a BSME from Southern Methodist University and is a Certified Public Accountant and a Certified Financial Planner.

None of the directors presently serve as directors of other public corporations.

COMPENSATION  OF  BOARD  OF  DIRECTORS

Board members did not receive compensation during the year ended December 31, 1999. Effective November 2000 all board members will be reimbursed for out-of-pocket expenses and non-management board members will receive between 5,000 and 12,500 options to purchase shares of the Company's restricted (as that term is defined by Rule 144 of the Securities Act of 1933) Common Stock per quarter.

BOARD  MEETINGS  AND  COMMITTEES

The Board of Directors of the Company did not hold any meetings during the year ended December 31, 1999. All actions by the Board were conducted by resolutions adopted by unanimous written consent. The Board does not meet on any pre-determined schedule but meets on an as needed basis. The Board of Directors does not currently have an Audit Committee, a compensation committee or a nominating committee.

                                  PROPOSAL TWO

            APPROVAL OF THE COMPANY'S 2000 OMNIBUS STOCK OPTION PLAN

On August 1, 2000, the Board of Directors approved, subject to stockholder approval, the Tangible Asset Galleries, Inc. 2000 Omnibus Stock Option Plan (the "Plan").

BACKGROUND  AND  PURPOSE

The purpose of the Plan is to provide a means to attract and retain competent personnel and to provide to participating officers, directors, employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of the Company. The Board believes that it is in the Company's and its shareholders' best interest to provide to such persons, through the granting of stock options, an opportunity to participate in the appreciation and value of the Common Stock of the Company. The Plan provides for the grant of either incentive or non-statutory options. The following description of the primary features of the Plan is qualified in all respects by reference to the full text of the Plan.

INCENTIVE  AND  NON-STATUTORY  OPTIONS

The Plan provides for both incentive stock options ("Incentive Options") specifically tailored to the provisions of the Internal Revenue Code (the
"Code") and for options not qualifying as Incentive Options ("Non-statutory Options"). Options are designated as Incentive Options or Non-statutory Options by the Board when granted. The use of the term "option" herein shall mean both Incentive Options and Non-statutory Options.

To obtain certain tax benefits, the Plan establishes special rules for Incentive Options, including the requirement that such Incentive Options may be granted to an individual only for shares having a maximum aggregate fair market value not exceeding $100,000 (valued at the time of grant) for any year in which such shares first become available for purchase through the exercise of such Incentive Options. The option price per share for Incentive Options must not be less than the fair market value per share of the Common Stock on the date of grant. In order for the Incentive Options to qualify for certain tax benefits, the Plan must be ratified by the Shareholders of the Company. Failure to obtain ratification of the Plan will not invalidate the Plan but will disqualify the Incentive Options with regards to certain tax benefits.

ELIGIBILITY  AND  ADMINISTRATION

Employees and consultants of the Company, including officers and directors, are eligible to receive options granted under the Plan. The approximate number of persons currently eligible to receive options under the Plan is 30. The Plan authorizes the granting of options to purchase up to 1,500,000 shares of Common Stock in the first year of the Plan and up to five (5%) percent of the outstanding shares of Common Stock in each subsequent plan year. The shares subject to the options will generally be made available from authorized, but un-issued shares. The Plan will be administered by the Board of Directors ("Board"). The Board has full authority to award options under the Plan, to establish the terms of the option agreements, and to take all other action deemed appropriate for administration of the Plan.

Options will generally be granted after recommendation by management. In general, the Company will not receive any cash or other consideration for the granting or extension of options, but options are generally issued in recognition of services rendered or to be rendered to the Company. From August 1, 2000 through the date of this Proxy, the Company's Board of Directors granted an aggregate of 25,000 Incentive Options, exercisable at prices between $0.375 and $0.5625 per share (the fair market value of the Company's Common Stock on the day of grant) to two (2) employees of the Company and an aggregate of 450,000 Non-statutory Options, exercisable at $0.4325 per share, to the officers of the Company as follows:


               Officer:                            Options

               Michael  R.  Haynes,  Sr.          300,000  shares
               Paul  Biberkraut                   150,000  shares

MODIFICATION  AND  TERMINATION

The Plan provides for adjustment in the number and class of shares subject to the Plan and to the option rights and the exercise prices of such option rights granted there under, in the event of stock dividends, stock splits, reverse stock splits, recapitalization, reorganization, certain mergers, consolidation, acquisition, or other changes in the capital structure of the Company.

The Plan will terminate on July 31, 2010. In addition, the Board of Directors may, at any time, terminate the Plan or amend it except with respect to certain matters for which shareholder approval is required under the Code or Securities and Exchange Commission rules applicable to the Plan. Under such rules, any amendment that would materially increase the cost of the Plan to the Company or the benefits to eligible employees would require shareholder approval. No amendment or termination of the Plan by the Board of Directors may adversely affect any option previously granted under the Plan without the consent of the optionee.

FEDERAL  INCOME  TAX  CONSEQUENCES

The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

In general, an optionee will be subject to tax at the time a Nonstatutory Option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a Nonstatutory Option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

In general, an optionee will not be subject to tax at the time an Incentive Option is granted or exercised. Upon disposition of the shares acquired upon exercise of an Incentive Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the Incentive Option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

Commencing with the Company's 2000 fiscal year, the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although the Company has structured the Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the Plan.

Approval and ratification of the Option Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented and voting at the meeting.

A  copy  of the Company's 2000 Omnibus Stock Option Plan is included in Appendix
A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE TANGIBLE ASSET GALLERIES, INC. 2000 OMNIBUS STOCK OPTION PLAN.

                                 PROPOSAL THREE
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The Board of Directors has appointed BDO Seidman, LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ending December 31, 2000 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                OTHER INFORMATION

DIRECTORS  AND  EXECUTIVE  OFFICERS

The directors and executive officers of the Company are set forth below. See "ELECTION OF DIRECTORS" for the biographies of the Company's directors and executive officers.

Name                    Positions

Silvano  A.  DiGenova          Chief Executive Officer and Chairman of the Board
                                of  Directors
Michael  R.  Haynes,  Sr.      President,  Chief  Operating  Officer,  Chief
                                Financial Officer, Secretary and Director
Stephen  J.  Gehringer         President  of  Keystone  and  Director
Carl  J.  Fusco                Director
Yvonne  E.  Wong  Chester      Director

EXECUTIVE  COMPENSATION

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the year ended December 31, 1999, the fiscal year ended December 31, 1998, and the fiscal year ended December 31, 1997. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.



                                                SUMMARY COMPENSATION TABLE

                         ANNUAL  COMPENSATION                                                LONG  TERM  COMPENSATION
                         --------------------                                              AWARDS                  PAYOUTS
                                                                                        ------------------------------------

NAME AND                                          ANNUAL      STOCK      UNDERLYING       LTIP        OTHER
PRINCIPAL                 FISCAL       SALARY     BONUS    COMPENSATION    AWARDS        OPTIONS     PAYOUTS     COMPENSATION
POSITION                   YEAR         ($)        ($)         ($)          ($)          SARS (#)      ($)           ($)
----------------------------------------------------------------------------------------------------------------------------
Silvano DiGenova
(President, CEO)          1999  $    250,000       -0-  $     5,875         -0-            -0-         -0-           -0-
                          1998       250,000       -0-          -0-         -0-            -0-         -0-           -0-
                          1997       150,000       -0-          -0-         -0-            -0-         -0-           -0-
Michael Bonham
(V.P. Sales & Marketing)  1999             0       -0-      109,987         -0-         75,000         -0-           -0-
                          1998             0       -0-          -0-         -0-            -0-         -0-           -0-

STOCK  OPTIONS  GRANTED  TO  EXECUTIVE  OFFICERS  BY  THE  COMPANY

The following table summarizes stock option grants by the Company during the fiscal year ended December 31, 1999 to each of the executive officers identified in the Summary Compensation Table above. These stock options relate to the options to purchase the common stock of Tangible Asset Galleries, Inc.




                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                              (INDIVIDUAL GRANTS)



                    NUMBER OF        PERCENT OF TOTAL
                    SECURITIES    OPTIONS/SAR'S GRANTED
                    UNDERLYING     TO EMPLOYEES IN YEAR
                   OPTIONS/SAR'S     ENDED DECEMBER 31,    EXERCISE OF BASE
NAME               GRANTED (#)           1999 (%)           PRICE ($/SH)     EXPIRATION DATE
--------------------------------------------------------------------------------------------
Silvano DiGenova      -0-                 n/a                    n/a                     n/a

Michael Bonham     75,000                3.00                    1.00             04/30/2009

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

The following table summarizes exercises of stock options during the fiscal year ended December 31, 1999 by each of the executive officers and the fiscal year-end value of unexercised options for such executive officers.


                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES


                 NUMBER OF UNEXERCISED   VALUE OF UNEXERCISED IN
                 SECURITIES UNDERLYING    THE-MONEY OPTION/SARS
                   SHARES ACQUIRED ON             VALUE            OPTIONS/SARS AT FY-END (#)        AT FY-END ($)
NAME                  EXERCISE (#)             REALIZED ($)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------
Silvano DiGenova         N/a                      n/a                        n/a                            n/a

Michael Bonham           N/a                      n/a                      0/75,000                       0/79,500


EMPLOYMENT  AGREEMENTS

In December 29, 1999, the Company entered into employment agreements with Stephen J. Gehringer and Kenneth J. Kellar who were two of the previous owners of the Company's Keystone subsidiary and who are currently the president and the vice-president of Keystone. The agreements provide for base compensation of $120,000 per annum each and a profit sharing arrangement whereby each of these officers will earn 25% of Keystone's income before amortization for goodwill and income taxes, as defined. The agreements commence on January 1, 2000 and expire on December 31, 2002.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

On February 5, 1999, Tangible Investments of America, Inc., the Company's predecessor, entered into a Corporate Development Agreement with the Michelson Group, Inc. ("Michelson"). As part of the agreement, Michelson has agreed to provide consultation and corporate development services on behalf of the
Company. In return, the Company has agreed to compensate Michelson in the amount of $6,500 per month in addition to warrants to purchase up to 4.9% of the outstanding shares of the Common Stock of the Company (as calculated following the completion of a private placement by the Company (the "Offering")) at an exercise price of $0.01. Pursuant to the Agreement, Michelson has agreed that the exercise of the warrants adhere to the following schedule: one half of the warrants can be exercised upon execution of the Agreement; an additional one fourth when the Company breaks escrow on a bridge financing in the amount of $1,000,000; and the remaining one fourth upon the Company breaking escrow on an equity financing of $3,000,000 or more. As of December 31, 1999, 432,854 warrants have been exercised, resulting in net
proceeds  of  approximately  $4,328  to  Company.   The  Company  reflected
compensation expense totaling $134,185 in its consolidated statement of operations for the year ended December 31, 1999, to reflect the fair value of such warrant grant. The agreement and all related obligations with Michelson were terminated on July 28, 2000.

On March 15, 1999 Tangible Investments of America, Inc., the Company's predecessor, pursuant to the unanimous consent of the Board of Directors, declared a distribution of $1,400,000 to Silvano DiGenova, it's sole shareholder. On March 31, 1999 the Directors of the Company, in consideration of funds advanced by the sole shareholder to the Company in the amount of $1,400,000, executed a convertible note in favor of Silvano DiGenova of the same amount. Interest is payable quarterly at an annual rate of 9%. The note, including any unpaid accrued interest thereon will become due and payable on March 31, 2004. The note contains certain acceleration, extension and conversion provisions. The conversion provision allows Mr. DiGenova the right to convert the principal amount on this note, or any portion of the principal amount into shares of the common stock of the Company at a conversion price for each share equal to $1.00 at any time. The note grants the holder the right to extend payment for up to five renewal periods of one year each.

On April 28, 1999, the Company (which at the time was designated Austin Land & Resources, Inc.), acquired all of the outstanding common stock of Tangible Investments of America, Inc., a Pennsylvania corporation ("TIA") in a business combination described as a "reverse acquisition." As part of the reorganization, the Company issued 16,000,000 shares of its Common Stock to the shareholders of TIA in exchange for all of the outstanding shares of Common Stock of TIA. Such shares include the shares owned by officers and directors of the Company as set forth in the Section "Security Ownership of Certain Beneficial Owners and Management" hereunder.

During the year, the Company's principal stockholder and president, Silvano DiGenova advanced cash, evidenced by unsecured notes payable totaling $1,326,992, to the Company on a short-term, non-interest bearing basis until September 30, 1999. On October 1, 1999, the notes payable began to accrue interest at the rate of 10% annually payable on a quarterly basis. On December 31, 1999 the Company and Mr. DiGenova agreed to revise the repayment terms of the notes payable so that no repayment would occur until January 1, 2001. The balance of notes payable to Mr. DiGenova as at December 31, 1999 was $1,081,283.

On December 31, 1999 the Company's subsidiary, Keystone, entered into a three-year lease agreement with Stephen J. Gehringer and Kenneth J. Kellar, Keystone's president and vice president respectively. The property leased is Keystone's primary retail and administrative location. The lease agreement is effective January 1, 2000, provides for a monthly rental of $3,000, and expires on December 31, 2002.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth information as of November 30, 2000, with respect to each person who is known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, the number of shares and the percentage so owned, as well as the beneficial ownership of Common Stock of the Company by the directors, the executive officers of the Company and all directors and executive officers as a group.





TITLE OF CLASS                NAME AND ADDRESS OF BENEFICIAL OWNER   COMMON STOCK OUTSTANDING   PERCENTAGE OF OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                              Silvano A. DiGenova (1)
                              3444 Via Lido
Common Stock                  Newport Beach, California 92663                      15,504,500                       82.67%
--------------------------------------------------------------------------------------------------------------------------
                              Stephen J. Gehringer (2)
                              1801 Tilghman St.
Common Stock                  Allentown, Pennsylvania 18104                           398,292                        2.12%
--------------------------------------------------------------------------------------------------------------------------
                              Michael R. Haynes, Sr. (3)
                              3444 Via Lido
Common Stock                  Newport Beach, California 92663                          33,333                        1.00%
--------------------------------------------------------------------------------------------------------------------------
                              Carl J. Fusco (4)
                              27 Mischa Hill Road
Common Stock                  Trumball, Connecticut 06611                             470,000                        2.51%
--------------------------------------------------------------------------------------------------------------------------
All Directors and
Officers as a
Group ( 4 Persons in total)                                                        16,406,125                       87.47%



(1) Includes 18,500 shares of the Company's Common Stock held in the Tangible Asset Galleries, Inc. Profit Sharing Plan in which Mr. DiGenova is a participant.

(2) Includes 250,000 options to acquire shares of the Company's Common Stock. Does not include an additional 500,000 unvested options to acquire shares of the Company's Common Stock.

(3) Includes 33,333 options to acquire shares of the Company's Common Stock. Does not include an additional 266,667 unvested options to acquire shares of the Company's Common Stock.

(4) Includes 210,000 shares of the Company's Common Stock held by, and, 250,000 warrants to acquire shares of the Company's Common Stock by, National Recovery Limited Partnership of which Mr. Fusco serves as the general partner. Includes 10,000 shares of the Company's Common Stock held by Carl J. Fusco, Inc. Does not include an additional 150,000 unvested options to acquire shares of the Company's Common Stock.

The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required and to the best of its knowledge, during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareholders were complied with.

                              SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2000 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 3444 Via Lido, Newport Beach, California 92663, addressed to Michael R. Haynes, no later than March 1, 2001 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in April 2001.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company's 2000 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by March 1, 2001, the Company will be allowed to use its voting authority as described above.

                                  OTHER MATTERS

The Company has enclosed with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 1999.

Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter.

Shareholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.



                                        By order of the Board of Directors

                                        /s/ Silvano A. DiGenova

                                        Chairman  of  the  Board



Newport Beach, California
December 4,  2000

PROXY
                         TANGIBLE ASSET GALLERIES, INC.
                 3444 Via Lido, Newport Beach, California 92663
           Proxy for Annual Meeting of Shareholders - January 17, 2001

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoint Silvano A. DiGenova and Michael R. Haynes, Sr., and each of them, as proxy or proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated on the other side (If no direction is made, this Proxy will be voted FOR Proposals 1, 2, and 3), all of the shares of Tangible Asset Galleries, Inc. (the "Company") standing in the name of the undersigned, at the Annual Meeting of Shareholders of the Company to be held on Wednesday, January 17, 2001, at 10:00 a.m. Company's offices, 3444 Via Lido, Newport Beach, California 92663, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                PLEASE MARK YOUR VOTES AS INDICATED IN THIS PROXY

The Board of Directors recommends a vote FOR Items 1, 2 & 3.

                                     FOR          WITHHELD FOR
ITEM 1 - ELECTION OF DIRECTORS
         NOMINEES:

Yvonne E. Wong Chester             [    ]           [    ]
Silvano A. DiGenova                [    ]           [    ]
Carl J. Fusco                      [    ]           [    ]
Stephen J. Gehringer               [    ]           [    ]
Michael R. Haynes, Sr.             [    ]           [    ]

WITHHELD FOR: (Write that nominee's name in the space provided below)._________________________________________

                                                      FOR     AGAINST    ABSTAIN
ITEM 2 - TO ADOPT THE TANGIBLE ASSET GALLERIES,
INC. 2000 OMNIBUS STOCK OPTION PLAN                  [   ]     [   ]      [   ]


                                                      FOR     AGAINST    ABSTAIN

ITEM 3 - TO RATIFY THE SELECTION OF BDO SEIDMAN,
 LLP AS THE COMPANY'S INDEPENDENT
 AUDITORS                                            [   ]     [   ]      [    ]


      Signature(s) ________________________________________ Date _____________

                   ________________________________________
                                 (Print Name)

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

APPENDIX A


                         TANGIBLE ASSET GALLERIES, INC.
                              an Nevada corporation
                            OMNIBUS STOCK OPTION PLAN

1.          Name,  Effective  Date  and  Purpose.

          1.1 This Plan document is intended to implement and govern two separate stock option plans of TANGIBLE ASSET GALLERIES, INC. (the "Company"):
The Incentive Stock option plan ("Plan A") and the Nonstatutory Stock Option Plan ("Plan B"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422A(b) of the Internal Revenue Code (the "Code"), as amended. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan relate equally to both Plan A and Plan B and are condensed for convenience into one Plan document.

          1.2 Plan A and Plan B are each established effective as of August 1, 2000. The purpose of Plan A and Plan B (sometimes together referred to as the "Plan" or this "Plan") is to promote the growth and general prosperity of the Company and its Affiliated Companies. This Plan will permit the Company to grant options ("Options") to purchase shares of its common stock ("Common Stock"). The granting of Options will help the Company attract and retain the best available persons for positions of substantial responsibility, and will provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated Companies" shall mean any component member of a controlled group of corporations, as defined under Code Section 1563, in which the Company is also a component member.

2.     Administration.

          2.1 The Plan shall be administered solely by the Board of Directors (the "Board"). All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

          2.2 The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options ("Optionees"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of any Option other than those terms and conditions fixed under this Plan, the number of shares which may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan.

          2.3     Aggregate  limitations with respect to all participants in the
Plan:

               2.3.1 The Board shall not grant Options covering more than the number of Available Shares of Common Stock to any employee in any Plan Year.

               2.3.2 The Board shall not grant Options under A Plan if the total number of shares of Common Stock subject to Plan A ( and all other employee stock options outstanding), exceeds 10% of the outstanding Common Stock of the Company.

          2.4 Aggregate limitations with respect to the participation of directors and officers in the Plan:

               2.4.1 No more than the number of Available Shares of Common Stock may be optioned and sold to directors of the Company under Plan A and Plan B considered in the aggregate in any Plan Year.

               2.4.2 No more than the Available Shares of Common Stock may be optioned and sold to non-director officers of the Company under Plan A and Plan B considered in the aggregate in any Plan Year.

          2.5     Definitions:

               2.5.1 Available Shares: Those shares specified in Section 4.1 as available for issuance pursuant to this Plan in any Plan Year.

               2.5.2 Officer: The chief executive officer, president, chief financial officer, chief accounting officer, any vice president in charge of a principal business function (such as sales, administration, finance, or legal) and any other person who performs similar policy-making functions for the Company.

               2.5.3 Parent Corporation: A corporation as defined in Section 425(e) of the Code.

               2.5.4 Plan Year: Any twelve (12) month period (or shorter period during the final year of this Plan) commencing October 1 during the term of this Plan.

               2.5.5 Restricted Shareholder: An individual who, at the time an Option is granted under either Plan A or Plan B, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in light of the attribution rules set forth in Section 425(d) of the Code.

               2.5.6     Subsidiary  Corporation:  A  corporation  as defined in
Section  425(f)  of  the  Code.

     3.     Eligibility.

          3.1 Plan A: The Board may, in its discretion, grant one or more Options under Plan A to any key employee of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired. Such Options may be granted to one or more such employees without being granted to other eligible employees, as the Board may deem fit.

          3.2 Plan B: The Board may, in its discretion, grant one or more options under Plan B to any key management employee, any employee or non-employee director of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired, or any person who performs consulting or other services for the Company or its Affiliated Companies and who is designated by the Board as eligible to participate in Plan
B. Such Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

     4.     Stock  to  be  Optioned.

          4.1 The aggregate number of shares which may be optioned and sold under Plan A and Plan B in any Plan Year shall not exceed the following amounts of the shares of Authorized Common Stock of the Company:

          Plan Year                                 Available Shares
          August 1, 2000                          1,500,000

          Each subsequent Plan Year         5% of outstanding stock on August 1
          beginning, August 1, 2000          of each such Plan Year

The foregoing constitutes an absolute cumulative limitation on the total number of shares, that may be optioned under both Plan A and Plan B in any Plan Year. Therefore, at any particular date during a Plan Year, the maximum aggregate number of shares which may be optioned under either Plan A or Plan B or both is equal to the Available Shares minus the number of shares previously optioned and sold under both Plan A and Plan B during that Plan Year. All shares to be optioned and sold under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury.

          4.2 Shares of Common Stock that: (i) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option, or (ii) are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares which may be optioned hereunder.

     5. Option Price. The Option Price for shares of Common Stock to be issued under Plan A and B shall be 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if authorized by the Board), except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Price for Options granted under Plan A shall be 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board. The fair market value of the shares of Common Stock for all purposes of this Plan is to be determined by the Board in its sole discretion, exercised in good faith.

     6. Term of Plan. Plan A and Plan B shall become effective on August 1, 2000. Both Plan A and Plan B shall continue in effect until July 31, 2010 unless terminated earlier by action of the Board. No Option may be granted hereunder after July 31, 2000.

     7. Exercise of Option. Subject to the actions, conditions and/or limitations set forth in this Plan document and/or any applicable Stock Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

          7.1 No Option granted under Plan A may be exercised in whole or in part until six (6) months after the date on which the Option is granted by the Board, or by the Committee if so authorized (hereinafter the "Option Grant Date").

          7.2 Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, each Option granted under the Plan shall become exercisable in installments of not more than 20% of the number of shares covered by such Option each year from the Option Grant Date; and provided, further, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this section 7, accelerate the time at which such Option or installment thereof may be exercised. For purposes of this Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

          7.3 Subject to the specific restrictions contained in this Section 7, an Option may be exercised when Accrued Installments accrue, as provided in the terms under which such Option was granted, for a period of up to ten (10) years from the Option Grant Date. In no event shall any Option be exercised on or after the expiration of said maximum applicable period, regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee).

          7.4 The Board shall fix the expiration date of the Option (the "Option Expiration Date") at the time the Option grant is authorized.

     8.     Rules  Applicable  to  Certain  Dispositions.
          8.1 Notwithstanding the foregoing provisions of Section 7, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the later of (i) date of execution of such agreement or (ii) six (6) months after the Option Grant Date, and ending as of the earlier of:

               8.1.1     the  Option  Expiration  Date;  or

               8.1.2 the date on which the disposition of assets or capital stock contemplated by the agreement is consummated.

The exercise of any Option made exercisable solely by reason of this Section 8.1 shall be conditioned upon the consummation of the disposition of assets or stock under the above referenced agreement. Upon the consummation of any such disposition of assets or stock, the Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective.

          8.2 Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets, any unexercised non-vested installments that had become exercisable solely by reason of the provisions of section 8.1 shall again become non-vested and unexercisable as of said termination of such agreement.

          8.3 Notwithstanding the provisions set forth in Section 8.1, the Board may, at its election and subject to the approval of the corporation purchasing or acquiring the stock or assets of the Company (the "Surviving Corporation"), arrange for the Optionee to receive upon surrender of Optionee's Option a new option covering shares of the Surviving Corporation in the same proportion, at an equivalent option price and subject to the same terms and conditions as the old Option. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such new option immediately after consummation of such disposition of stock or assets over the aggregate option price of such shares of the Surviving Corporation shall not be more than the excess of the aggregate fair market value of all shares subject to the old Option immediately before consummation of such disposition of stock or assets over the aggregate Option Price of such shares of the Company, and the new option shall not give the Optionee additional benefits which such Optionee did not have under the old Option or deprive the Optionee of benefits which the Optionee had under the old Option. If such substitution of options is effectuated, the Optionee's rights under the old Option shall thereupon terminate.

     9.     Mergers  and  Acquisitions.

          9.1 If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options or rights to purchase stock of such corporation held by them at the time of succession. The Board shall have sole and absolute discretion to determine the extent to which such substitute Options shall be granted (if at all), the person or persons within the eligible group to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each person, the Option Price of such Option, and the terms and conditions of such substitute Options; provided however, that the terms and conditions of the substitute Options shall comply with the provisions of Section 425 of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the substitution Option immediately before such substitution or assumption over the aggregate option price of such shares, and the substitution Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option.

          9.2 Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which could cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Securities Exchange Act of 1934 may apply, not to comply with such Rule.

     10.     Termination  of  Employment.

          10.1 In the event that the Optionee's employment, directorship or consulting or other arrangement with the Company (or Affiliated Company) is terminated for any reason other than death or disability, any unexercised Accrued Installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of:

               10.1.1          the  applicable  Option  Expiration  Date;  or

               10.1.2 a date 30 days after such termination occurs, provided, however, that the Board may, in the exercise of its discretion, extend said date up to and including a date three months following such termination with respect to Options granted under Plan A, or up to and including a date two years following such termination with respect to Options granted under Plan B.

          10.2 In the event that Optionee's employment, directorship or consulting or other arrangement with the Company is terminated due to the death or disability of the Optionee, any unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

               10.2.1          the  applicable  Option  Expiration  Date;  or

               10.2.2 the first anniversary of the date of death of such Optionee (if applicable); or

               10.2.3 the first anniversary of the date of the termination of employment, directorship or consulting or other arrangement by reason of disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option right shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all the terms and conditions of this Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder.

          10.3 For purposes of this section 10, an Optionee shall be deemed employed by the Company (or Affiliated Company) during any period of leave of absence from active employment as authorized by the Company (or Affiliated Company).

     11.     Exercise  of  Options.

          11.1 An Option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or with shares of Common Stock pursuant to section 14) for the shares with respect to which the Option is exercised has been received by the Company. The Board may cause the Company to give or arrange for financial assistance (including without limitation direct loans, with or without interest, secured or unsecured, or guarantees of third party loans) to an Optionee for the purpose of providing funds for the purchase of shares pursuant to the exercise of Options, when in the judgment of the Board such assistance is in the best interests of the Company, is consistent with the Certificate of Incorporation and Bylaws of the Company and applicable laws, and will permit the shares to be fully paid and nonassessable when issued.

          11.2 An Option may be exercised in accordance with this section 11 as to all or any portion of the shares covered by an Accrued Installment of the Option from time to time during the applicable Option period, but shall not be exercisable with respect to fractions of a share.

          11.3 As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

     12. Authorization to Issue Options and Shareholder Approval. Unless in the judgment of counsel to the Company such permit is not necessary with respect to particular grants, Options granted under the Plan shall be conditioned upon the Company obtaining any required permit from the California Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days. The grant of Options under the Plan also is conditioned on approval of the Plan by the vote or consent of the holders of a majority of the outstanding shares of the Company's Common Stock and no Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved.

     13. Limit on Value of Optioned Shares. The aggregate fair market value (determined as of the Option Grant Date) of the shares of Common Stock to which Options granted under Plan A are exercisable for the first time by any employee of the Company during any calendar year under all incentive stock option plans of the Company and its Affiliated Companies shall not exceed $100,000. The limitation imposed by this section 13 shall not apply to Options granted under Plan B.

     14. Payment of Exercise Price with Company Stock. The Board may provide that, upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, including Section 425(c)(3) of the Code, and provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares on the date of the purchase as determined by the Board in its sole discretion, exercised in good faith.

     15. Stock Option Agreements. The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement (hereinafter referred to as the "Agreement") executed by the Company and the person to whom the Option is granted. Each agreement shall contain the following provisions:

          15.1 A provision fixing the number of shares which may be issued upon exercise of the Option;

          15.2     A provision establishing the Option exercise price per share;

          15.3 A provision establishing the times and the installments in which Options may be exercised, provided, however, such times and installments shall not be more than 20% of the number of shares covered by such Option each year from the Option Grant Date;

          15.4     A  provision  incorporating  therein  this Plan by reference;

          15.5 A provision clarifying which Options are intended to be Incentive Stock Options under Plan A and which are intended to be nonstatutory stock options under Plan B;

          15.6 A provision fixing the maximum duration of the Option as not more than five (5) years from the Option Grant Date for Options granted under Plan A and not more than ten (10) years from the Option Grant Date for Options granted under Plan B;

          15.7 Such representations and warranties by the Optionee as may be required by section 25 of this Plan or as may be required by the Board in its discretion;

          15.8 Any other restriction (in addition to those established under this Plan) as may be established by the Board with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

          15.9 Such other terms and conditions consistent with this Plan as may be established by the Board.

     16. Taxes, Fees and Expenses. The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     17. Withholding of Taxes. The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state and local law as a result of the grant or exercise of any such Option.

     18.     Amendment  or  Termination  of  the  Plan.

          18.1 The Board may amend this Plan from time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law, (ii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan (unless shareholders approve such increase), (iii) change the manner of determining the option exercise price, (iv) change the classes of persons eligible to receive Options under the Plan, or (v) extend the maximum duration of the Option or the Plan.

          18.2 The Board may at any time terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted, and such Options shall remain in full force and effect as if this Plan had not been terminated.

     19. Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent of distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     20. No Restrictions on Transfer of Stock. Common Stock issued pursuant to the exercise of an Option granted under this Plan (hereinafter "Optioned Stock"), or any interest in such Optioned Stock, may be sold, assigned, gifted, pledged, hypothecated, uncumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under section 25 of this Plan and also subject to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

     21. Reservation of Shares of Common Stock. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of its Common Stock sufficient to satisfy the requirements of the Plan.

     22. Restrictions on Issuance of Shares. The Company, during the term of this Plan, shall use its best efforts to obtain from the appropriate regulatory agencies any requisite authorization to grant Options or issue and sell such number of shares of its Common Stock as necessary to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful grant of Options or the issuance and sale of any shares of its stock hereunder or the inability of the Company to confirm to its satisfaction that any grant of Options or issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation have not been obtained.

     23. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a person to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such person or his or her transferee (upon the transfer of Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It should be the obligation of each Optionee and each transferee holding optioned stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

     24. Adjustments Upon Changes in Capitalization. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the number or kind of shares which may be issued upon exercise or Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

     25. Representations and Warranties. As a condition to the grant of any Option hereunder or the exercise of any portion of an Option, the Company may require the person to be granted or exercising such Option to make any representations and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the Option and/or shares issuable or issued upon exercise of such Option are being acquired only for investment, for such person's own account and without any present intention to sell or distribute such Option or shares, as the case may be, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, the California Corporate Securities Law of 1968 or any other applicable law, regulation or rule of any governmental agency.

     26. No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     27. Information to Option Holders. During the period any options granted to employees of the Company remain outstanding, such employee-option holders shall be entitled to receive, on an annual or other periodic basis, financial and other information regarding the Company. The Board shall exercise its discretion with regard to the nature and extent of the financial information so provided, giving due regard to the size and circumstances of the Company and, if the Company provides annual reports to its shareholders, the Company's practice in connection with such annual reports. Notwithstanding the above, if the issuance of options under either Plan A or Plan B is limited to key employees whose duties in connection with the company assure their access to equivalent information, this section 27 shall not apply to such employees and plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to each eligible person making reasonable inquiry concerning it. A copy of this Plan also shall be delivered to each Optionee at the time his or her Options are granted.

     28. Legends on Stock Certificates. Each certificate representing Common Stock issued under this Plan shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Federal Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder.

     29. Specific Performance. The Options granted under this Plan and the Optioned Stock issued pursuant to the exercise of such Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

     30. Invalid Provision. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or enforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     31. Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of California.

     32. Successors and Assigns. This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on August 1, 2000, the Company has caused this Plan to be duly executed by its duly authorized officers.


                              TANGIBLE  ASSET  GALLERIES,  INC.

                              /s/ Silvano A. DiGenova
                              _____________________________________
                              By:     Silvano  A.  DiGenova
                              Its:    CEO